Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Starbucks Corporation (“Starbucks”) on Form 10-K for the fiscal year ended September 27, 2026, as filed with the Securities and Exchange Commission on November 12, 2026 (the “Report”), Brian R. Niccol, chairman and chief executive officer of Starbucks, and Cathy R. Smith, executive vice president, chief financial officer of Starbucks, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.

November 12, 2026

/s/ Brian R. Niccol
Brian R. Niccol
chairman and chief executive officer

November 12, 2026

/s/ Cathy R. Smith
Cathy R. Smith
executive vice president, chief financial officer